Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@acegroup.com

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $
			% Change		% Change
	Three months ended March 31		1Q-13 vs.	Constant $	1Q-13 vs.
	2013	2012	1Q-12	2012 (2)	1Q-12 (2)
Gross premiums written	$4,963	$4,787	3.7%	$4,789	3.6%
Net premiums written	$3,798	$3,572	6.3%	$3,573	6.3%
Net premiums earned	$3,573	$3,381	5.7%	$3,374	5.9%
Net investment income	$531	$544	-2.4%
Net income	$953	$973	-2.0%
Operating income (1)	$746	$701	6.5%
Comprehensive income	$716	$1,271	-43.7%
Operating cash flow	$913	$572
P&C combined ratio
Loss and loss expense ratio	57.1%	56.9%
Underwriting and administrative expense ratio	31.1%	32.3%

Combined ratio	88.2%	89.2%
Operating return on equity (ROE) (1)	11.9%	12.2%
ROE	13.7%	15.6%
Operating effective tax rate (1)	10.8%	13.0%
Effective tax rate	11.3%	10.2%
Diluted earnings per share
Operating income (1)	$2.17	$2.05	5.9%
Net income	$2.77	$2.84	-2.5%

				December 31 2012	% Change 1Q-13 vs. 4Q-12
Book value per common share (1)	$82.17	$75.09	9.4%	$80.90	1.6%
Tangible book value per common share (1)	$67.74	$60.74	11.5%	$66.28	2.2%
Weighted average basic common shares outstanding	340.8	338.6
Weighted average diluted common shares outstanding	343.9	341.7
Debt plus trust preferred securities/ tangible capital	20.7%	20.2%		18.4%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.

Financial Highlights	Page 1

ACE Limited Consolidated Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	Full Year 2012
Consolidated Results Excluding Life Segment
Gross premiums written	$4,435	$4,602	$5,496	$5,140	$4,275	$19,513
Net premiums written	3,296	3,140	4,228	3,644	3,084	14,096
Net premiums earned	3,096	3,359	4,185	3,309	2,908	13,761
Losses and loss expenses	1,769	2,535	2,883	1,968	1,656	9,042
Policy acquisition costs	534	546	529	531	506	2,112
Administrative expenses	429	462	438	436	432	1,768

Underwriting income (loss) (1)	364	(184)	335	374	314	839
Net investment income	468	502	470	475	483	1,930
Net realized gains (losses)	79	83	11	27	29	150
Interest expense	56	60	60	59	59	238
Other income (expense)	6	20	3	(15)	(6)	2
Income tax expense (benefit)	109	(149)	133	129	99	212

Net income	752	510	626	673	662	2,471
Net realized gains (losses)	79	83	11	27	29	150
Net realized gains (losses) in other income (expense) (1) (2)	28	30	23	(1)	23	75
Tax expense on net realized gains (losses)	31	21	9	17	7	54

Operating income (1)	676	418	601	664	617	2,300
Life segment operating income (1)	70	74	87	79	84	324

Consolidated operating income (1)	$746	$492	$688	$743	$701	$2,624

% Change versus prior year period (3)
Net premiums written as reported	6.9%	0.3%	9.6%	5.3%	2.5%	4.7%
Net premiums earned as reported	6.4%	-0.1%	4.4%	1.1%	0.8%	1.7%
Net premiums written constant $	6.9%					6.3%
Net premiums earned constant $	6.7%					3.3%
Other ratios
Net premiums written/gross premiums written (3)	74%	68%	77%	71%	72%	72%
Operating effective tax rate (1)	10.8%	-46.8%	16.7%	14.6%	13.0%	7.5%
P&C combined ratio (3)
Loss and loss expense ratio	57.1%	75.5%	68.9%	59.5%	56.9%	65.7%
Policy acquisition cost ratio	17.2%	16.2%	12.7%	16.1%	17.4%	15.3%
Administrative expense ratio	13.9%	13.8%	10.4%	13.1%	14.9%	12.9%

Combined ratio	88.2%	105.5%	92.0%	88.7%	89.2%	93.9%

Combined ratio excluding catastrophe losses and PPD (1)	89.4%	91.4%	96.5%	90.4%	91.7%	92.8%
P&C expense ratio	31.1%	30.0%	23.1%	29.2%	32.3%	28.2%
P&C expense ratio excluding A&H	27.4%	26.2%	19.3%	25.3%	28.4%	24.3%
Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$—	$(7)	$2	$—	$—	$(5)
Catastrophe losses	$32	$504	$55	$55	$19	$633
Favorable prior period development (PPD) (4)	$(70)	$(37)	$(236)	$(113)	$(93)	$(479)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	58.3%	61.4%	73.4%	61.2%	59.5%	64.6%

(1)	See Non-GAAP Financial Measures.
(2)	Net realized investment gains and losses related to unconsolidated entities.
(3)	Presented excluding the Life segment. This is a non-GAAP financial measure.
(4)	Q1 2013 favorable PPD is gross of a $2 million unfavorable profit commission adjustment.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	March 31 2013	December 31 2012
Assets
Fixed maturities available for sale, at fair value	$47,947	$47,306
Fixed maturities held to maturity, at amortized cost	6,867	7,270
Equity securities, at fair value	832	744
Short-term investments, at fair value	2,893	2,228
Other investments	2,820	2,716

Total investments	61,359	60,264
Cash	855	615
Securities lending collateral	1,786	1,791
Insurance and reinsurance balances receivable	4,154	4,147
Reinsurance recoverable on losses and loss expenses	11,530	12,078
Deferred policy acquisition costs	1,966	1,873
Value of business acquired	583	614
Prepaid reinsurance premiums	1,653	1,617
Goodwill and other intangible assets	4,909	4,975
Deferred tax assets	505	453
Investments in partially-owned insurance companies	449	454
Other assets	3,712	3,664

Total assets	$93,461	$92,545

Liabilities
Unpaid losses and loss expenses	$37,082	$37,946
Unearned premiums	7,019	6,864
Future policy benefits	4,465	4,470
Insurance and reinsurance balances payable	3,402	3,472
Securities lending payable	1,789	1,795
Accounts payable, accrued expenses, and other liabilities	5,744	5,397
Short-term debt	1,402	1,401
Long-term debt	4,307	3,360
Trust preferred securities	309	309

Total liabilities	65,519	65,014
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	25,292	24,644
Accumulated other comprehensive income (AOCI)	2,650	2,887

Total shareholders’ equity	27,942	27,531

Total liabilities and shareholders’ equity	$93,461	$92,545

Book value per common share (1)	$82.17	$80.90
% change over prior quarter	1.6%	1.9%
Tangible book value per common share (1)	$67.74	$66.28
% change over prior quarter	2.2%	2.5%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-13	% of Total Consolidated	1Q-12	% of Total Consolidated	% Change 1Q-13 vs. 1Q-12
Net premiums written
Property and all other	$1,222	32%	$1,112	31%	9.9%
Agriculture	113	3%	119	3%	-5.1%
Casualty	1,308	35%	1,214	34%	7.7%

Subtotal	2,643	70%	2,445	68%	8.1%
Personal accident (A&H) (1)	914	24%	882	25%	3.7%
Life	241	6%	245	7%	-1.6%

Total consolidated	$3,798	100%	$3,572	100%	6.3%

Net premiums earned
Property and all other	$1,067	30%	$970	29%	10.0%
Agriculture	52	1%	59	2%	-11.1%
Casualty	1,353	38%	1,270	37%	6.5%

Subtotal	2,472	69%	2,299	68%	7.5%
Personal accident (A&H) (1)	874	25%	852	25%	2.6%
Life	227	6%	230	7%	-1.3%

Total consolidated	$3,573	100%	$3,381	100%	5.7%

Operating income (2)
Property, casualty, and all other	$581	78%	$517	74%	12.4%
Agriculture	7	1%	25	3%	-72.4%
Personal accident (A&H) (1)	124	16%	118	17%	5.4%
Life	34	5%	41	6%	-17.1%

Total consolidated	$746	100%	$701	100%	6.5%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	See Non-GAAP Financial Measures.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Operating Income by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	1Q-13	Constant $ 1Q-12 (2)	Constant $ % Change 1Q-13 vs. 1Q-12
Net premiums written
Property, casualty, agriculture, and all other	$2,643	$2,441	8.3%
Personal accident (A&H) (1)	914	887	3.1%
Life	241	245	-1.6%

Total consolidated	$3,798	$3,573	6.3%

Net premiums earned
Property, casualty, agriculture, and all other	$2,472	$2,288	8.0%
Personal accident (A&H) (1)	874	855	2.2%
Life	227	231	-1.7%

Total consolidated	$3,573	$3,374	5.9%

Operating income (3)
Property, casualty, agriculture, and all other	$588	$542	8.5%
Personal accident (A&H) (1)	124	119	4.4%
Life	34	42	-19.0%

Total consolidated	$746	$703	6.1%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.
(3)	See Non-GAAP Financial Measures.

Line of Business 2	Page 5

ACE Limited Insurance—North American (in millions of U.S. dollars, except ratios) (Unaudited)

Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C (refer to page 7) and Insurance—North American Agriculture (refer to page 8). The below table shows the previous Insurance—North American business presentation and should be used for reference purposes only.

Insurance—North American

	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	Full Year 2012
Gross premiums written	$2,068	$2,528	$3,345	$2,856	$2,012	$10,741
Net premiums written	1,397	1,518	2,537	1,860	1,293	7,208
Net premiums earned	1,390	1,608	2,472	1,652	1,287	7,019
Losses and loss expenses	910	1,504	2,110	1,163	849	5,626
Policy acquisition costs	147	142	160	157	127	586
Administrative expenses	130	153	148	153	147	601

Underwriting income (loss)	203	(191)	54	179	164	206
Net investment income	257	283	263	271	274	1,091
Net realized gains (losses)	26	26	(1)	18	(1)	42
Interest expense	(2)	3	3	3	3	12
Other income (expense)	7	13	5	(10)	1	9
Income tax expense (benefit)	96	(79)	81	107	91	200

Net income	399	207	237	348	344	1,136
Net realized gains (losses)	26	26	(1)	18	(1)	42
Net realized gains (losses) in other income (expense) (1)	14	21	17	5	15	58
Tax expense on net realized gains (losses)	9	10	2	10	4	26

Operating income (1)	$368	$170	$223	$335	$334	$1,062

Combined ratio
Loss and loss expense ratio	65.5%	93.6%	85.3%	70.4%	66.0%	80.2%
Policy acquisition cost ratio	10.5%	8.8%	6.5%	9.5%	9.9%	8.3%
Administrative expense ratio	9.4%	9.5%	6.0%	9.3%	11.4%	8.6%

Combined ratio	85.4%	111.9%	97.8%	89.2%	87.3%	97.1%

Combined ratio excluding catastrophe losses & PPD (1)	87.6%	90.0%	99.5%			93.4%
Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$(8)	$—	$—	$—	$(8)
Catastrophe losses	$11	$338	$38	$49	$16	$441
Unfavorable (favorable) prior period development (PPD)	$(43)	$7	$(80)	$(59)	$(60)	$(192)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	67.6%	71.8%	87.2%	71.1%	69.3%	76.6%
% Change versus prior year period
Net premiums written	8.0%	-6.5%	14.9%	7.2%	0.6%	5.2%
Net premiums earned	7.9%	-3.2%	7.5%	3.0%	-4.4%	1.6%
Other ratios
Net premiums written/gross premiums written	68%	60%	76%	65%	64%	67%

(1)	See Non-GAAP Financial Measures.

Insurance—North American	Page 6

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American P&C (1)

	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	Full Year 2012
Gross premiums written	$1,819	$2,236	$1,921	$2,134	$1,829	$8,120
Net premiums written	1,284	1,434	1,373	1,368	1,174	5,349
Net premiums earned	1,338	1,345	1,306	1,268	1,228	5,147
Losses and loss expenses	878	1,241	819	844	811	3,715
Policy acquisition costs	143	139	147	135	137	558
Administrative expenses	125	157	148	153	150	608

Underwriting income (loss)	192	(192)	192	136	130	266
Net investment income	251	277	257	265	267	1,066
Net realized gains (losses)	26	26	(2)	18	(1)	41
Interest expense	(2)	3	3	3	3	12
Other income (expense)	15	21	13	(2)	9	41
Income tax expense (benefit)	94	(79)	129	96	83	229

Net income	392	208	328	318	319	1,173
Net realized gains (losses)	26	26	(2)	18	(1)	41
Net realized gains (losses) in other income (expense) (2)	14	21	17	5	15	58
Tax expense on net realized gains (losses)	9	10	2	10	4	26

Operating income (2)	$361	$171	$315	$305	$309	$1,100

Combined ratio
Loss and loss expense ratio	65.6%	92.2%	62.7%	66.6%	66.0%	72.2%
Policy acquisition cost ratio	10.7%	10.3%	11.3%	10.6%	11.2%	10.8%
Administrative expense ratio	9.4%	11.8%	11.3%	12.1%	12.2%	11.8%

Combined ratio	85.7%	114.3%	85.3%	89.3%	89.4%	94.8%

Combined ratio excluding catastrophe losses and PPD (2)	87.7%	88.4%	88.8%			89.9%
Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$(8)	$—	$—	$—	$(8)
Catastrophe losses	$11	$335	$38	$45	$14	$430
Unfavorable (favorable) prior period development (PPD) (3)	$(40)	$8	$(80)	$(57)	$(51)	$(180)
Loss and loss expense ratio excluding catastrophe losses and PPD (2)	67.6%	66.4%	66.7%	67.6%	69.0%	67.4%
% Change versus prior year period
Net premiums written	9.3%	6.0%	20.3%	10.3%	0.6%	9.2%
Net premiums earned	8.9%	9.0%	7.1%	1.6%	-4.4%	3.6%
Other ratios
Net premiums written/gross premiums written	71%	64%	71%	64%	64%	66%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.
(2)	See Non-GAAP Financial Measures.
(3)	Q1 2013 favorable PPD is gross of a $2 million unfavorable profit commission adjustment.

Insurance—North American P&C	Page 7

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American Agriculture (1)

	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	Full Year 2012
Gross premiums written	$249	$292	$1,424	$722	$183	$2,621
Net premiums written	113	84	1,164	492	119	1,859
Net premiums earned	52	263	1,166	384	59	1,872
Losses and loss expenses	32	263	1,291	319	38	1,911
Policy acquisition costs	4	3	13	22	(10)	28
Administrative expenses	5	(4)	—	—	(3)	(7)

Underwriting income (loss)	11	1	(138)	43	34	(60)
Net investment income	6	6	6	6	7	25
Net realized gains (losses)	—	—	1	—	—	1
Interest expense	—	—	—	—	—	—
Other income (expense)	(8)	(8)	(8)	(8)	(8)	(32)
Income tax expense (benefit)	2	—	(48)	11	8	(29)

Net income (loss)	7	(1)	(91)	30	25	(37)
Net realized gains (losses)	—	—	1	—	—	1
Net realized gains (losses) in other income (expense) (2)	—	—	—	—	—	—
Tax expense on net realized gains (losses)	—	—	—	—	—	—

Operating income (2)	$7	$(1)	$(92)	$30	$25	$(38)

Combined ratio
Loss and loss expense ratio	61.9%	100.3%	110.7%	83.0%	64.2%	102.1%
Policy acquisition cost ratio	7.5%	1.2%	1.1%	5.9%	-17.7%	1.5%
Administrative expense ratio	9.9%	-2.0%	0.0%	-0.2%	-3.7%	-0.4%

Combined ratio	79.3%	99.5%	111.8%	88.7%	42.8%	103.2%

Combined ratio excluding PPD & certain items (3)	85.6%				88.1%
Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$—	$—	$—
Catastrophe losses	$—	$4	$1	$4	$2	$11
Favorable prior period development (PPD)	$(3)	$(1)	$—	$(2)	$(9)	$(12)
Loss and loss expense ratio excluding catastrophe losses (2)	67.9%	99.3%	110.6%	82.4%	76.1%	102.2%
% Change versus prior year period
Net premiums written	-5.1%	-69.0%	9.2%	-0.5%	0.9%	-4.7%
Net premiums earned	-11.1%	-38.6%	7.9%	7.8%	-24.3%	-3.6%
Other ratios
Net premiums written/gross premiums written	45%	29%	82%	68%	65%	71%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.
(2)	See Non-GAAP Financial Measures.
(3)	Q1 2012 benefited from favorable prior period development, a favorable agent profit share commission adjustment, and higher administrative and operating expense reimbursements related to the 2011 crop year. This is a non-GAAP financial measure.

Insurance—North American Agriculture	Page 8

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—Overseas General

	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	Full Year 2012
Gross premiums written	$2,073	$1,925	$1,841	$1,952	$1,984	$7,702
Net premiums written	1,620	1,476	1,384	1,475	1,528	5,863
Net premiums earned	1,459	1,497	1,432	1,420	1,391	5,740
Losses and loss expenses	747	832	622	703	705	2,862
Policy acquisition costs	339	357	329	332	335	1,353
Administrative expenses	236	239	234	233	229	935

Underwriting income	137	69	247	152	122	590
Net investment income	132	135	127	128	131	521
Net realized gains (losses)	34	44	13	26	20	103
Interest expense	1	1	2	1	1	5
Other income (expense)	1	—	3	(6)	—	(3)
Income tax expense (benefit)	46	(33)	77	51	38	133

Net income	257	280	311	248	234	1,073
Net realized gains (losses)	34	44	13	26	20	103
Net realized gains (losses) in other income (expense) (1)	6	1	2	(3)	3	3
Tax expense on net realized gains (losses)	22	11	6	7	3	27

Operating income (1)	$239	$246	$302	$232	$214	$994

Combined ratio
Loss and loss expense ratio	51.2%	55.5%	43.4%	49.6%	50.7%	49.8%
Policy acquisition cost ratio	23.2%	23.8%	23.1%	23.4%	24.1%	23.6%
Administrative expense ratio	16.2%	16.1%	16.2%	16.3%	16.4%	16.3%

Combined ratio	90.6%	95.4%	82.7%	89.3%	91.2%	89.7%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$(8)	$—	$—	$—	$(8)
Catastrophe losses	$21	$65	$4	$5	$2	$76
Favorable prior period development (PPD)	$(22)	$(30)	$(135)	$(39)	$(22)	$(226)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	51.3%	52.9%	52.6%	51.9%	52.1%	52.4%
% Change versus prior year period
Net premiums written as reported	6.0%	7.1%	-1.0%	2.2%	8.4%	4.2%
Net premiums earned as reported	4.9%	3.2%	-2.6%	0.3%	8.8%	2.2%
Net premiums written constant $	6.3%					7.7%
Net premiums earned constant $	5.7%					6.0%
Other ratios
Net premiums written/gross premiums written	78%	77%	75%	76%	77%	76%

(1)	See Non-GAAP Financial Measures.

Insurance—Overseas General	Page 9

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	Full Year 2012
Gross premiums written	$294	$149	$310	$332	$279	$1,070
Net premiums written	279	146	307	309	263	1,025
Net premiums earned	247	254	281	237	230	1,002
Losses and loss expenses	106	198	151	102	102	553
Policy acquisition costs	48	47	40	42	43	172
Administrative expenses	12	13	13	13	12	51

Underwriting income (loss)	81	(4)	77	80	73	226
Net investment income	72	77	72	70	71	290
Net realized gains (losses)	20	12	(2)	(17)	13	6
Interest expense	1	1	1	1	1	4
Other income (expense)	8	8	5	(3)	5	15
Income tax expense (benefit)	8	(2)	11	—	6	15

Net income	172	94	140	129	155	518
Net realized gains (losses)	20	12	(2)	(17)	13	6
Net realized gains (losses) in other income (expense) (1)	8	8	4	(3)	5	14
Tax expense (benefit) on net realized gains (losses)	—	—	1	—	—	1

Operating income (1)	$144	$74	$139	$149	$137	$499

Combined ratio
Loss and loss expense ratio	43.0%	78.2%	53.9%	42.5%	44.4%	55.2%
Policy acquisition cost ratio	19.3%	18.3%	14.1%	17.8%	18.7%	17.1%
Administrative expense ratio	5.0%	5.2%	4.7%	5.8%	5.2%	5.2%

Combined ratio	67.3%	101.7%	72.7%	66.1%	68.3%	77.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$9	$2	$—	$—	$11
Catastrophe losses	$—	$101	$13	$1	$1	$116
Favorable prior period development (PPD)	$(5)	$(14)	$(21)	$(15)	$(11)	$(61)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	44.8%	45.6%	57.7%	48.3%	48.7%	50.4%
% Change versus prior year period
Net premiums written as reported	6.1%	12.0%	22.2%	9.4%	-16.5%	4.7%
Net premiums earned as reported	7.3%	2.3%	16.8%	-6.5%	-11.5%	0.0%
Net premiums written constant $	4.8%					5.3%
Net premiums earned constant $	7.0%					0.4%
Other ratios
Net premiums written/gross premiums written	95%	99%	99%	93%	94%	96%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						Full Year
	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	2012
Gross premiums written	$528	$544	$511	$513	$512	$2,080
Net premiums written	502	517	488	486	488	1,979
Net premiums earned	477	489	480	474	473	1,916
Losses and loss expenses	157	148	164	151	148	611
Policy benefits (1)	131	142	130	102	147	521
(Gains) losses from fair value changes in separate account assets (1)	(4)	(11)	(14)	14	(18)	(29)
Policy acquisition costs	80	90	80	88	76	334
Administrative expenses	85	91	81	78	78	328
Net investment income	63	65	63	62	61	251

Life underwriting income (2)	91	94	102	103	103	402
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	78	138	(64)	(397)	197	(126)
Foreign exchange gains (losses) and all other	49	51	(7)	(24)	34	54
Interest expense	4	3	3	3	3	12
Other income (expense) (1)	—	(11)	—	(5)	(9)	(25)
Income tax expense	13	14	14	19	11	58

Net income (loss)	201	255	14	(345)	311	235
Net realized gains (losses)	127	189	(71)	(421)	231	(72)
Net realized gains (losses) in other income (expense) (3)	5	(7)	(3)	2	(5)	(13)
Tax expense (benefit) on net realized gains (losses)	1	1	(1)	5	(1)	4

Operating income (3)	$70	$74	$87	$79	$84	$324

% Change versus prior year period
Net premiums written as reported	3.0%	3.9%	0.0%	-1.2%	11.9%	3.4%
Net premiums earned as reported	1.1%	4.2%	0.0%	-1.9%	11.3%	3.1%
Net premiums written constant $ (4)	2.7%					4.5%
Net premiums earned constant $	0.8%					4.2%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	See Non-GAAP Financial Measures.
(4)	Net premiums written and deposits breakdown:

		Constant $	Constant $
	1Q-13	1Q-12	% Change
Life excluding life reinsurance run-off products (3)(5)	$630	$535	17.8%
Life reinsurance run-off products including variable annuity	74	85	-12.9%

Total Life (3)	$704	$620	13.5%

(5)	Includes deposits collected on universal life and investment contracts of $202 million for Q1 2013 and $131 million for Q1 2012 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929
Losses and loss expenses incurred	2,851	732	2,119
Losses and loss expenses paid	(2,916)	(893)	(2,023)	95%
Other (incl. foreign exch. revaluation)	(332)	(171)	(161)

Balance at June 30, 2012	$36,850	$10,986	$25,864
Losses and loss expenses incurred	4,073	1,026	3,047
Losses and loss expenses paid	(3,078)	(1,013)	(2,065)	68%
Other (incl. foreign exch. revaluation)	355	163	192

Balance at September 30, 2012	$38,200	$11,162	$27,038
Losses and loss expenses incurred	4,642	1,959	2,683
Losses and loss expenses paid	(4,913)	(1,727)	(3,186)	119%
Other (incl. foreign exch. revaluation)	17	5	12

Balance at December 31, 2012	$37,946	$11,399	$26,547
Losses and loss expenses incurred	2,483	557	1,926
Losses and loss expenses paid	(2,987)	(932)	(2,055)	107%
Other (incl. foreign exch. revaluation)	(360)	(106)	(254)

Balance at March 31, 2013	$37,082	$10,918	$26,164

Add net recoverable on paid losses	—	612	(612)

Balance including net recoverable on paid losses	$37,082	$11,530	$25,552

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31	December 31
	2013	2012
Reinsurance recoverable on paid losses and loss expenses
Active operations	$409	$464
Brandywine and Other Run-off	284	303

Total	$693	$767

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,786	$10,199
Brandywine and Other Run-off	1,484	1,551

Total	$11,270	$11,750

Gross reinsurance recoverable
Active operations	$10,195	$10,663
Brandywine and Other Run-off	1,768	1,854

Total	$11,963	$12,517

Provision for uncollectible reinsurance (1)
Active operations	$(274)	$(277)
Brandywine and Other Run-off	(159)	(162)

Total	$(433)	$(439)

Net reinsurance recoverable
Active operations	$9,921	$10,386
Brandywine and Other Run-off	1,609	1,692

Total	$11,530	$12,078

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.5 billion of collateral.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31		December 31
	2013		2012
Market Value
Fixed maturities available for sale	$47,947		$47,306
Fixed maturities held to maturity	7,213		7,633
Short-term investments	2,893		2,228

Total	$58,053		$57,167

Asset Allocation by Market Value
Treasury	$2,750	5%	$2,794	5%
Agency	2,090	4%	2,024	4%
Corporate and asset-backed	19,123	33%	18,983	33%
Mortgage-backed	12,064	21%	12,589	22%
Municipal (1)	4,532	7%	3,872	7%
Non-U.S.	14,601	25%	14,677	25%
Short-term investments	2,893	5%	2,228	4%

Total	$58,053	100%	$57,167	100%

Note: Insured municipal bonds represent $749 million, or 17% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$9,948	17%	$9,285	16%
AA	22,036	38%	22,014	39%
A	11,150	19%	10,760	19%
BBB	6,596	11%	6,591	12%
BB	4,010	7%	4,146	7%
B	3,956	7%	3,846	6%
Other	357	1%	525	1%

Total	$58,053	100%	$57,167	100%

Cost/Amortized Cost
Fixed maturities available for sale	$45,470		$44,666
Fixed maturities held to maturity	6,867		7,270
Short-term investments	2,893		2,228

Subtotal	55,230		54,164
Equity securities	781		707
Other investments	2,544		2,465

Total	$58,555		$57,336

Avg. duration of fixed maturities	4.0 years		3.9 years
Avg. market yield of fixed maturities (2)	2.3%		2.3%
Avg. credit quality (3)	A/Aa		A/Aa
Avg. yield on invested assets (4)	3.7%		3.8%

(1)	The rating of the municipal portfolio is AA with 7% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds, including education and utilities (water, power, and sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	We use a split rating due to S&P’s downgrade of U.S. Treasury and Agency securities.
(4)	Net investment income, excluding non-recurring items, divided by average cost of fixed maturities and other investments, and average market value of equity securities. Net investment income includes private equity distributions of $24 million and $29 million for Q1 2013 and Q4 2012, respectively.

Investments	Page 14

ACE Limited Investment Portfolio—2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2013
Agency residential mortgage-backed (RMBS)	$—	$10,274	$—	$—	$—	$10,274
Non-agency RMBS	70	15	33	26	213	357
Commercial mortgage-backed	1,403	13	10	7	—	1,433

Total mortgage-backed securities at market value	$1,473	$10,302	$43	$33	$213	$12,064

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at March 31, 2013
Agency RMBS	$—	$9,901	$—	$—	$—	$9,901
Non-agency RMBS	69	14	32	25	220	360
Commercial mortgage-backed	1,338	11	9	6	—	1,364

Total mortgage-backed securities at amortized cost	$1,407	$9,926	$41	$31	$220	$11,625

Mortgage-backed securities total $12.1 billion, are rated predominantly AA and comprise 21% of the fixed income portfolio. This compares to a 31% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $10.3 billion and represent 97% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 33,000 loans. The portfolio’s original loan-to-value ratio is approximately 65% with an average FICO score of 731. With this conservative loan-to-value ratio and subordinated collateral of 5%, the cumulative 5-year foreclosure rate would have to rise to 17% before principal is significantly impaired. The foreclosure rate of ACE’s non-agency RMBS portfolio at March 31, 2013 was 6%.

Commercial mortgage-backed securities of $1.4 billion are rated predominantly AAA, broadly diversified with over 13,000 loans and seasoned with 31% of the portfolio issued before 2006 and 52% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 64% with a debt service coverage ratio in excess of 1.9 and weighted average subordinated collateral of 30%. The cumulative foreclosure rate would have to rise to 43% before principal is impaired. The foreclosure rate of ACE’s commercial mortgage-backed securities portfolio at March 31, 2013 was 1.7%.

Investments 2	Page 15

ACE Limited Investment Portfolio—3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2013

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$613	$67	$1	$—	$681
Banks	—	—	2,412	350	2,762
Basic Materials	—	—	88	246	334
Communications	—	—	789	573	1,362
Consumer, Cyclical	—	88	282	241	611
Consumer, Non-Cyclical	63	506	943	591	2,103
Diversified Financial Services	—	54	218	106	378
Energy	35	27	217	683	962
Industrial	—	309	352	220	881
Utilities	—	12	555	505	1,072
All Others	49	144	436	592	1,221

Total	$760	$1,207	$6,293	$4,107	$12,367

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s U.S. investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g., CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at March 31, 2013

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$4	$18	$22
Banks	—	3	—	3
Basic Materials	142	167	6	315
Communications	448	529	27	1,004
Consumer, Cyclical	537	534	35	1,106
Consumer, Non-Cyclical	570	858	26	1,454
Diversified Financial Services	74	107	9	190
Energy	681	398	15	1,094
Industrial	390	418	10	818
Utilities	258	14	—	272
All Others	177	296	5	478

Total	$3,277	$3,328	$151	$6,756

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 750 issuers with our largest current issuer exposure at $90 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g., credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 3	Page 16

ACE Limited Investment Portfolio—4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2013

	Market Value by S&P Credit Rating						Amortized Cost
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,054	$—	$—	$—	$—	$1,054	$1,019
Canada	908	—	—	—	—	908	883
Republic of Korea	—	531	63	—	—	594	529
Germany	432	—	—	—	—	432	423
France	—	323	—	—	—	323	313
Japan	—	321	—	—	—	321	320
Kingdom of Thailand	—	—	194	50	—	244	240
Federative Republic of Brazil	—	—	—	243	—	243	233
Province of Ontario	—	212	—	—	—	212	202
Province of Quebec	—	—	188	—	—	188	178
Commonwealth of Australia	186	1	—	—	—	187	176
State of Queensland	58	88	—	—	—	146	138
Federation of Malaysia	—	—	129	—	—	129	129
United Mexican States	—	—	62	58	—	120	113
Swiss Confederation	116	—	—	—	—	116	111
People’s Republic of China	67	48	1	—	—	116	112
State of New South Wales	85	—	—	—	—	85	81
Taiwan	—	82	2	—	—	84	83
Socialist Republic of Vietnam	—	—	—	—	74	74	69
Russian Federation	—	—	—	64	—	64	63
State of Victoria	53	—	—	—	—	53	50
Republic of Indonesia	—	—	—	—	50	50	49
Republic of Colombia	—	—	—	49	—	49	48
Province of British Columbia	41	—	—	—	—	41	39
Dominion of New Zealand	—	38	1	—	—	39	39
Other Non-U.S. Government	207	235	95	47	150	734	715

Non-U.S. Government Securities	$3,207	$1,879	$735	$511	$274	$6,606	$6,355
Eurozone Non-U.S. Corporate (1)	545	357	502	480	406	2,290	2,158
Other Non-U.S. Corporate	712	600	2,396	1,391	606	5,705	5,377

	$4,464	$2,836	$3,633	$2,382	$1,286	$14,601	$13,890

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

75% of ACE’s non-U.S. fixed income portfolios are denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is high at A and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 17

ACE Limited Investment Portfolio—5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

March 31, 2013

	Market Value by Industry					Amortized Cost
	Bank	Financial	Industrial	Utility	Total
Netherlands	$182	$144	$339	$142	$807	$754
France	116	35	179	157	487	463
Luxembourg	10	5	229	72	316	296
Germany	214	—	60	5	279	267
Euro Supranational	175	—	—	—	175	167
Ireland	12	1	105	12	130	120
Belgium	10	—	30	—	40	37
Finland	16	—	9	3	28	27
Austria	18	—	3	—	21	21
Spain	6	—	—	—	6	6
Portugal	—	—	1	—	1	—

Eurozone Non-U.S. Corporate Securities	$759	$185	$955	$391	$2,290	$2,158

Note: ACE has no investments in Greece and Italy.

Top 10 Exposures—Eurozone Banks (Excluding United Kingdom)

March 31, 2013	Market Value	Amortized Cost	Rating
European Investment Bank	$142	$135	AAA
KFW	140	134	AAA
Rabobank Nederland NV	107	98	AA-
Bank Nederlandse Gemeenten	39	38	AAA
BNP Paribas SA	33	31	A+
Credit Agricole Groupe	33	32	A
Groupe BPCE	24	23	A
Erste Abwicklungsanstalt	24	23	AA-
EUROFIMA	18	17	AA+
Societe Generale SA	17	17	A

Top 10 Exposures—Eurozone Corporate (Excluding United Kingdom)

March 31, 2013	Market Value	Amortized Cost	Rating
Electricite de France SA	$91	$86	A+
ING Groep NV	81	77	A
Intelsat SA	76	71	B
Royal Dutch Shell PLC	74	70	AA
Deutsche Telekom AG	64	58	BBB+
LyondellBasell Industries NV	57	49	BBB-
France Telecom SA	41	39	A-
General Electric Co	34	30	AA+
NIBC Holding NV	33	32	BBB-
Porsche Automobil Holding SE	31	31	A-

Investments 5	Page 18

ACE Limited Investment Portfolio—6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures—Fixed Maturity Investments

	March 31, 2013	Market Value	Rating
1	JP Morgan Chase & Co	$508	A
2	Goldman Sachs Group Inc	418	A-
3	General Electric Co	375	AA+
4	Citigroup Inc	345	A-
5	Bank of America Corp	304	A-
6	Morgan Stanley	282	A-
7	Wells Fargo & Co	265	A+
8	Verizon Communications Inc	260	A-
9	AT&T INC	218	A-
10	HSBC Holdings Plc	214	A+
11	Comcast Corp	187	A-
12	Mondelez International Inc	159	BBB
13	Anheuser-Busch InBev NV	143	A
14	BP Plc	135	A
15	Philip Morris International Inc	134	A
16	Duke Energy Corp	128	BBB+
17	Time Warner Cable Inc	125	BBB
18	Pfizer Inc	123	AA
19	Barclays Plc	118	A
20	Enterprise Products Partners LP	117	BBB+
21	Credit Suisse Group	113	A
22	Royal Bank of Scotland Group Plc	113	A-
23	American Express Co	113	BBB+
24	Rabobank Nederland NV	107	AA-
25	UBS AG	105	A

Investments 6	Page 19

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2013
	Net Realized	Net Unrealized
	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact
Fixed maturities	$36	$(191)	$(155)
Fixed income derivatives	18	—	18

Total fixed maturities	54	(191)	(137)

Public equity	(1)	14	13
Private equity	28	25	53

Total equity	27	39	66

Mark-to-market gains from derivative transactions (2)	78	—	78
Foreign exchange gains (2)	76	—	76
Other	—	1	1
Partially-owned entities (3)	4	—	4
Income tax expense (benefit)	32	(56)	(24)

Net gains (losses)	$207	$(95)	$112

(1)	Other-than-temporary impairments for the quarter includes $1 million for fixed maturities, $1 million for public equity, and $1 million for private equity.
(2)	Includes $78 million of realized gains from variable annuity reinsurance for the quarter which comprises $328 million in mark-to-market gains from derivative transactions, net of $250 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $41 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended March 31, 2012
	Net Realized	Net Unrealized
	Gains	Gains	Net
	(Losses) (4)	(Losses)	Impact
Fixed maturities	$34	$243	$277
Fixed income derivatives	42	—	42

Total fixed maturities	76	243	319

Public equity	1	38	39
Private equity	23	7	30

Total equity	24	45	69

Mark-to-market gains from derivative transactions (5)	192	—	192
Foreign exchange losses (5)	(5)	—	(5)
Other	(2)	4	2
Partially-owned entities (6)	(7)	—	(7)
Income tax expense	6	49	55

Net gains	$272	$243	$515

(4)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities, $2 million for private equity, and $1 million for public equity.
(5)	Includes $197 million of realized gains from variable annuity reinsurance for the quarter which comprises $428 million in mark-to-market gains from derivatives transactions, net of $231 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $34 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 20

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	March 31	December 31	December 31
	2013	2012	2011
Total short-term debt (1)	$1,402	$1,401	$1,251
Total long-term debt (2)	4,307	3,360	3,360

Total debt	$5,709	$4,761	$4,611

Total trust preferred securities	$309	$309	$309

Total shareholders’ equity	$27,942	$27,531	$24,332

Total capitalization	$33,960	$32,601	$29,252
Tangible capital (3)	$29,051	$27,626	$24,453
Leverage ratios
Debt/ total capitalization	16.8%	14.6%	15.8%
Debt plus trust preferred securities/ total capitalization	17.7%	15.6%	16.8%
Debt/ tangible capital	19.7%	17.2%	18.9%
Debt plus trust preferred securities/ tangible capital	20.7%	18.4%	20.1%

Note: As of March 31, 2013, there was $1.4 billion usage of credit facilities on a total commitment of $1.9 billion.

(1)	Repurchase agreements in the amount of $608 million matured during the quarter, and there were new repurchase agreements in the amount of $609 million.
(2)	During Q1 2013, we issued $950 million par value of 10-year and 30-year senior debt.
(3)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 21

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended March 31
	2013	2012
Numerator
Operating income to common shares (1)	$746	$701
Net realized gains (losses), net of income tax	207	272

Net income	$953	$973

Rollforward of Common Shares Outstanding
Shares—beginning of period	340,321,534	336,927,276
Repurchase of shares	(1,808,300)	(100,000)
Shares issued, excluding option exercises	947,536	1,036,709
Issued for option exercises	584,486	789,397

Shares—end of period	340,045,256	338,653,382

Denominator
Weighted average shares outstanding	340,778,142	338,567,341
Effect of other dilutive securities	3,128,226	3,123,641

Adj. wtd. avg. shares outstanding and assumed conversions	343,906,368	341,690,982

Basic earnings per share
Operating income (1)	$2.19	$2.07
Net realized gains (losses), net of income tax	0.61	0.80

Net income	$2.80	$2.87

Diluted earnings per share
Operating income (1)	$2.17	$2.05
Net realized gains (losses), net of income tax	0.60	0.79

Net income	$2.77	$2.84

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 22

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on page 25.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Combined ratio excluding catastrophe losses and PPD is a non-GAAP financial measure. The ratio numerator includes losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Life net premiums written and deposits collected, excluding life reinsurance run-off products, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are properly not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our Life business because new life deposits are an important component of production and key to our efforts to grow our business. However, we exclude results associated with our life reinsurance run-off products as there is no new life reinsurance business currently being written.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses) is an annualized non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses), net of tax. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating income or Income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on net realized gains (losses). The denominator excludes net realized gains (losses), before tax. We exclude net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Operating income:

						Full Year
	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	2012
Net income, as reported	$953	$765	$640	$328	$973	$2,706
Net realized gains (losses)	206	272	(60)	(394)	260	78
Net realized gains (losses) in other income (expense) (1)	33	23	20	1	18	62
Income tax expense on net realized gains (losses)	32	22	8	22	6	58

Operating income	$746	$492	$688	$743	$701	$2,624

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 23

ACE Limited Non-GAAP Financial Measures—2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						Full Year
	1Q-13	4Q-12	3Q-12	2Q-12	1Q-12	2012
Tax expense (benefit), as reported	$122	$(135)	$147	$148	$110	$270
Tax expense on net realized gains (losses)	32	22	8	22	6	58

Tax expense (benefit), adjusted	$90	$(157)	$139	$126	$104	$212

Income before tax, as reported	$1,075	$630	$787	$476	$1,083	$2,976
Less: realized gains (losses)	206	272	(60)	(394)	260	78
Less: realized gains (losses) in other income (expense)	33	23	20	1	18	62

Operating income before tax	$836	$335	$827	$869	$805	$2,836

Effective tax rate	11.3%	-21.4%	18.7%	31.0%	10.2%	9.1%
Adjustment for tax impact of net realized gains (losses)	-0.5%	-25.4%	-2.0%	-16.4%	2.8%	-1.6%

Operating effective tax rate	10.8%	-46.8%	16.7%	14.6%	13.0%	7.5%

The following table presents the reconciliation of ROE to Operating ROE:

						Full Year
	1Q-13				1Q-12	2012
Net income	$953				$973	$2,706
Operating income	$746				$701	$2,624
Equity—beginning of period, as reported	$27,531				$24,332	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	2,633				1,715	1,715

Equity—beginning of period, as adjusted	$24,898				$22,617	$22,617

Equity—end of period, as reported	$27,942				$25,431	$27,531
Less: unrealized gains (losses) on investments, net of deferred tax	2,538				1,958	2,633

Equity—end of period, as adjusted	$25,404				$23,473	$24,898

Average equity, as reported	$27,737				$24,882	$25,932
Average equity, as adjusted	$25,151				$23,045	$23,758
Operating ROE	11.9%				12.2%	11.0%
ROE	13.7%				15.6%	10.4%

Reconciliation Non-GAAP 2	Page 24

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	March 31	December 31	March 31
	2013	2012	2012
Shareholders’ equity	$27,942	$27,531	$25,431
Less: goodwill and other intangible assets	4,909	4,975	4,860

Numerator for tangible book value per share	$23,033	$22,556	$20,571

Book value—% change over prior quarter	1.5%	2.1%	4.5%
Tangible book value—% change over prior quarter	2.1%	2.7%	5.3%
Denominator	340,045,256	340,321,534	338,653,382

Book value per common share	$82.17	$80.90	$75.09
Tangible book value per common share	$67.74	$66.28	$60.74
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$27,531	$26,963	$24,332
Operating income	746	492	701
Net realized gains (losses), net of tax	207	273	272
Net unrealized gains (losses), net of tax	(95)	(70)	243
Repurchase of shares	(154)	—	(7)
Dividend declared on common shares	(168)	(168)	(200)
Cumulative translation, net of tax	(156)	(37)	56
Pension liability	14	(20)	(1)
Other (1)	17	98	35

	$27,942	$27,531	$25,431

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 25

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses): Operating income or Income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 26